UNIT-BASED COMPENSATION	12 Months Ended
Dec. 31, 2014
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
UNIT-BASED COMPENSATION
UNIT-BASED COMPENSATION
SMLP Long-Term Incentive Plan. The SMLP Long-Term Incentive Plan (the "SMLP LTIP") provides for equity awards to eligible officers, employees, consultants and directors of our general partner and its affiliates, thereby linking the recipients' compensation directly to SMLP’s performance. The SMLP LTIP is administered by our general partner's board of directors, though such administration function may be delegated to a committee appointed by the board. A total of 5.0 million common units was reserved for issuance pursuant to and in accordance with the SMLP LTIP. As of December 31, 2014, approximately 4.6 million common units remained available for future issuance.
The SMLP LTIP provides for the granting, from time to time, of unit-based awards, including common units, restricted units, phantom units, unit options, unit appreciation rights, distribution equivalent rights, profits interest units and other unit-based awards. Grants are made at the discretion of the board of directors or compensation committee of our general partner. The administrator of the SMLP LTIP may make grants under the SMLP LTIP that contain such terms, consistent with the SMLP LTIP, as the administrator may determine are appropriate, including vesting conditions. The administrator of the SMLP LTIP may, in its discretion, base vesting on the grantee's completion of a period of service or upon the achievement of specified financial objectives or other criteria or upon a change of control (as defined in the SMLP LTIP) or as otherwise described in an award agreement. Termination of employment prior to vesting will result in forfeiture of the awards, except in limited circumstances as described in the plan documents. Units that are canceled or forfeited will be available for delivery pursuant to other awards.
The following table presents phantom and restricted unit activity:

	Units	Weighted-average grant date fair value
Nonvested phantom and restricted units, January 1, 2012	—	$—
Phantom units granted	125,000	20.00
Restricted units granted	6,558	20.23
Nonvested phantom and restricted units, December 31, 2012	131,558	20.00
Phantom units granted	155,330	26.33
Restricted units granted	835	27.50
Phantom units forfeited	(4,041)	25.99
Nonvested phantom and restricted units, December 31, 2013	283,682	23.41
Phantom units granted	136,867	42.32
Phantom and restricted units vested	(61,917)	25.33
Phantom units forfeited	(22,430)	25.56
Nonvested phantom units, December 31, 2014	336,202	$30.61

A phantom unit is a notional unit that entitles the grantee to receive a common unit upon the vesting of the phantom unit or on a deferred basis upon specified future dates or events or, in the discretion of the administrator, cash equal to the fair market value of a common unit. Distribution equivalent rights for each phantom unit provide for a lump sum cash amount equal to the accrued distributions from the grant date to be paid in cash upon the vesting date. A restricted unit is a common limited partner unit that is subject to a restricted period during which the unit remains subject to forfeiture.
The phantom units granted in connection with the IPO vest on the third anniversary of the IPO. All other phantom units granted to date vest ratably over a three-year period. Grant date fair value is determined based on the closing price of our common units on the date of grant multiplied by the number of phantom units awarded to the grantee. Holders of all phantom units granted to date are entitled to receive distribution equivalent rights for each phantom unit, providing for a lump sum cash amount equal to the accrued distributions from the grant date of the phantom units to be paid in cash upon the vesting date. Upon vesting, phantom unit awards may be settled, at our discretion, in cash and/or common units, but the current intention is to settle all phantom unit awards with common units. The restricted units granted in 2013 and 2012 maintained the vesting provisions of the share-based compensation awards they replaced, each of which had an original vesting period of four years. See "—DFW Net Profits Interests" below for additional information.
As of December 31, 2014, the unrecognized unit-based compensation related to the SMLP LTIP was $4.1 million. Incremental unit-based compensation will be recorded over the remaining vesting period of approximately 2.25 years. Due to the limited and immaterial forfeiture history associated with the grants under the SMLP LTIP, no forfeitures were assumed in the determination of estimated compensation expense.
Unit-based compensation recognized in general and administrative expense related to awards under the SMLP LTIP was as follows:

	Year ended December 31,
	2014	2013	2012
	(In thousands)
SMLP LTIP unit-based compensation	$4,696	$2,999	$269

DFW Net Profits Interests. In connection with the formation of DFW Midstream in 2009, up to 5% of DFW Midstream's total membership interests were authorized for issuance (the "DFW Net Profits Interests"). Grants were made in 2009 and 2010. Beginning in October 2012 and continuing into April 2013, we entered into a series of repurchases with the remaining seven holders of the then-outstanding DFW Net Profits Interests whereby we exchanged $12.2 million for their vested DFW Net Profits Interests and 7,393 SMLP restricted units for their unvested DFW Net Profits Interests. The repurchase prices were determined by valuing the vested and unvested net profits interests in relation to the enterprise value of DFW Midstream and represented fair value at the dates of repurchase. Upon the conclusion of these repurchase transactions, there were no remaining or outstanding DFW Net Profits Interests.
The DFW Net Profits Interests participated in distributions upon time vesting and the achievement of certain distribution targets and were accounted for as compensatory awards. Each grant vested ratably over four years and provided for accelerated vesting in certain limited circumstances.
We determined the fair value of the DFW Net Profits Interests with assistance from a third-party valuation expert. The DFW Net Profits Interests were valued utilizing an option pricing method, which modeled membership interests as call options on the underlying equity value of DFW Midstream and considered the rights and preferences of each class of equity to allocate a fair value to each class. A significant input of the option pricing method was the enterprise value of DFW Midstream. We estimated the enterprise value utilizing a combination of the income and market approaches. Additional significant inputs used in the option pricing method included the length of holding period, discount for lack of marketability and volatility. Information regarding the vested and nonvested DFW Net Profits Interests were as follows:

	Year ended December 31,
	2013		2012
	Percentage Interest	Weighted-average grant date fair value (per 1.0% of DFW Net Profits Interest)	Percentage Interest	Weighted-average grant date fair value (per 1.0% of DFW Net Profits Interest)
	(Dollars in thousands)
Nonvested, beginning of period	0.038%	$1,650	1.750%	$306
Repurchased	0.038%	$1,650	0.000%	$—
Vested	0.000%	$—	1.644%	$256
Forfeited	0.000%	$—	0.069%	$765
Nonvested, end of period	0.000%	$—	0.038%	$1,650

Vested, end of period	0.000%	$—	4.294%	$257

We recognized noncash compensation expense related to the DFW Net Profits Interests within general and administrative expense of $17 thousand for the year ended December 31, 2013 and $0.7 million for the year ended December 31, 2012.
SMP Net Profits Interests. In connection with the formation of Summit Investments in 2009, up to 7.5% of total membership interests were authorized for issuance. SMP Net Profits Interests participate in distributions upon time vesting and the achievement of certain distribution targets. The SMP Net Profits Interests are accounted for as compensatory awards. Additional SMP Net Profits Interests were granted through January 2012. All grants vest ratably over five years and provide for accelerated vesting in certain limited circumstances, including a qualifying termination following a change in control. As of December 31, 2012, 6.355% of SMP Net Profits Interests had been granted to certain members of management, and no SMP Net Profits Interests had been forfeited. The SMP Net Profits Interests were retained by the Predecessor and as such are not reflected in SMLP's financial statements subsequent to the IPO, except as noted below.
We determined the fair value of the SMP Net Profits Interests as of the respective grant dates with assistance from a third-party valuation expert. We valued the SMP Net Profits Interests utilizing an option pricing method, which modeled membership interests as call options on the underlying equity value of Summit Investments and considered the rights and preferences of each class of equity to allocate a fair value to each class.
A significant input of the option pricing method is the enterprise value of Summit Investments. We estimated enterprise value utilizing a combination of the income and market approaches. The income approach utilized the discounted cash flow method, whereby we applied a discount rate to estimated future cash flows of Summit Investments. Under the market approach, we applied trading multiples of the securities of publicly-traded peer companies to Summit Investments' estimated future cash flows.
Additional significant inputs used in the option pricing method included length of holding period, discount for lack of marketability and volatility. The length of holding period was primarily determined based upon our Sponsors' expectations as of the grant date. We estimated the discount for lack of marketability and volatility with assistance from a third-party valuation firm. We estimated the discount for lack of marketability using a protective put methodology. The protective put methodology consisted of estimating the cost to insure an investment in the SMP Net Profits Interests over the length of the holding period. We estimated the expected volatility of the SMP Net Profits Interests based on the historical and implied volatilities of the securities of publicly-traded peer companies. We estimated historical volatility based on daily stock price returns over a look-back period commensurate with the length of the holding period for each grant of SMP Net Profits Interests. We estimated implied volatility based on the average implied volatility of the publicly-traded peer companies using data from Standard & Poor's Capital IQ proprietary research tool. We based the expected volatility conclusions on consideration of both the historical and implied volatilities of the publicly-traded peer companies as of the various grant dates.
The inputs used in the option pricing method for the SMP Net Profits Interests granted during the year ended December 31, 2012 were as follows:

January 2012 grant
Length of holding period restriction (In years)	2.93
Discount for lack of marketability	24.0%
Volatility	37.0%

Information regarding the amount and grant-date fair value of the vested and nonvested SMP Net Profits Interests for the period in which they were reflected in our financial results follows.

	Year ended December 31,
	2012
	Percentage Interest	Weighted-average grant date fair value (per 1.0% of SMP Net Profits Interest)
	(Dollars in thousands)
Nonvested, beginning of period	3.958%	$1,003
Granted	0.500%	$1,780
Vested	1.271%	$965
Nonvested, end of period (1)	3.187%	$1,140

Vested, end of period	3.168%	$788
__________
(1) Subsequent to the IPO, the vested and nonvested net profits interests are obligations of the Predecessor and not the Partnership
We recognized noncash compensation expense related to the SMP Net Profits Interests in general and administrative expense of $0.3 million for the year ended December 31, 2014, $0.8 million for the year ended December 31, 2013 and $0.9 million for the year ended December 31, 2012. For the year ended December 31, 2014 the expense reflects amounts allocated to Polar and Divide prior to the Polar and Divide Drop Down. For the year ended December 31, 2013, the expense reflects amounts allocated to Polar and Divide and Red Rock Gathering by Summit Investments prior to the Polar and Divide Drop Down and Red Rock Drop Down. For the year ended December 31, 2012, the expense reflects amounts attributable to the Predecessor prior to our IPO.